UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
March 10, 2009
Date of Report (Date of earliest event reported)
CARDIAC SCIENCE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51512	94-3300396

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3303 Monte Villa Parkway, Bothell, Washington	98021

(Address of Principal Executive Offices)	(Zip Code)
(425) 402-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition.
     On March 12, 2009, Cardiac Science Corporation issued its earnings release announcing its financial results for the three month and year ended December 31, 2008. A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information furnished under Item 2.02 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 10, 2009, the Board of Directors (the “Board”) of Cardiac Science Corporation (the “Company”) appointed David L. Marver as the Company’s President and Chief Executive Officer effective March 31, 2009. Mr. Marver, who currently serves as the Company’s Chief Operating Officer, will succeed John R. Hinson, the Company’s current President and Chief Executive Officer. On March 10, 2009, Mr. Hinson advised the Board that for personal reasons he was resigning as the Company’s Chief Executive Officer effective March 30, 2009. Mr. Hinson also resigned as a director of the Company, effective March 30, 2009. The board has taken action to appoint Mr. Marver as a director to fill the vacancy on the Board created by Mr. Hinson’s resignation.
     Mr. Marver, age 41, has acted as the Company’s Chief Operating Officer since joining the Company on October 31, 2008. From May 2008 to October 2008, Mr. Marver was a medical device partner at Omega Fund Management, Inc. (a specialized investment fund with a focus in healthcare companies). From February 2002 to May 2008, Mr. Marver served in executive positions at Medtronic, Inc. (a publicly-traded, medical technology company), including Vice President Marketing – Western Europe, Cardiac Rhythm Management from February 2002 to September 2005, Vice President Sales, US, Cardiac Surgery from September 2005 to February 2007 and Vice President Strategy and Business Development, Diabetes from February 2007 to May 2008.
     In connection with Mr. Marver’s appointment as President and Chief Executive Officer, Mr. Marver will continue his employment under the terms of his current compensatory arrangements with the Company except Mr. Marver’s annual base salary will be increased to $375,000 from $325,000. Additionally, Mr. Marver will be eligible to receive a stock option grant to purchase 140,000 shares of the Company’s common stock pursuant to the Cardiac Science Corporation 2002 Stock Incentive Plan, with an exercise price equal to the value of the Company’s common stock on the date of grant and vesting over four years as follows: 1/4 vests after 12 months of service, 1/36 vests each month of service thereafter. Please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 3, 2008 and incorporated herein by reference for additional information relating to Mr. Marver’s current compensatory arrangements.
     The press release announcing matters relating to the information herein is attached hereto as Exhibit 99.2. The information furnished in Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
     Some statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future actions and actual actions may vary materially from those expressed or implied in such statements. For information on certain factors that may affect future actions and results, please see our public filings with the Securities and

Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
99.1	Earnings release of Cardiac Science Corporation dated March 12, 2009.

99.2	Press Release dated March 12, 2009 relating to leadership transition

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARDIAC SCIENCE CORPORATION
By:	/s/ Michael K. Matysik
Michael K. Matysik
Senior Vice President and Chief Financial Officer

Dated: March 12, 2009

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Earnings release of Cardiac Science Corporation dated March 12, 2009.

99.2	Press Release dated March 12, 2009 relating to leadership transition